BANK OF SMITHTOWN
SUBORDINATED NOTES
DUE JULY 1, 2019

SMITHTOWN BANCORP, INC.
WARRANTS TO PURCHASE COMMON SHARES

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) dated as of June 29, 2009 is made by and among the undersigned subscriber or subscribers (the “Purchaser”), Bank of Smithtown, a New York state-chartered bank (the “Bank”), and Smithtown Bancorp, Inc., a corporation organized under the laws of the State of New York (the “Company”, and together with the Bank, the “Offerors”).

RECITALS:

A.           The Bank desires to issue 11% Subordinated Notes due July 1, 2019 (the “Notes”) in an aggregate principal amount of $5,000,000, to be issued pursuant to one or more Fiscal and Paying Agency Agreements (each a “Fiscal Agreement”) by and between the Bank and Wilmington Trust Company, not in its individual capacity, but solely as fiscal and paying agent (“WTC”); and

B.           The Company proposes to issue warrants to purchase 125,000 shares of its common stock, par value $0.01 per share (the “Common Shares”), at a price of $11.50 per Common Share for a period of seven (7) years, which issuance of Warrants, together with the issuance of the Notes, is referred to in this Subscription Agreement as the “Offering”; and

C.           The Purchaser understands that the Offerors may in the future issue additional securities similar to those sold in the Offering as well as other capital raising instruments although the Offerors have not made any agreements to do so as of the date hereof; and

D.           In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1.1           The Purchaser hereby purchases from the Bank, Notes for an aggregate purchase price (the “Notes Purchase Price”) all as set forth by the Purchaser on the signature page hereto and the Bank hereby sells such Notes to the Purchaser for said Notes Purchase Price.  The Company further hereby agrees to issue warrants (the “Warrants”) to the Purchaser all as set forth on the signature page hereto.  The Notes and Warrants purchased pursuant to this Subscription Agreement are referred to as the “Purchased Securities”.  The rights and preferences of the Notes are set forth in the applicable Fiscal Agreement, including the form of Note appended thereto.  The terms of the Warrants are set forth in the applicable form of Warrant.  The purchase of the Notes and the issuance of the Warrants is referred to in this Subscription Agreement as the “Purchase.”

1.2           The Purchaser has provided to the Bank by wire transfer immediately available funds representing the aggregate Note Purchase Price.

1.3           This Subscription Agreement shall be effective immediately upon acceptance by the Company and the Bank of the Purchaser’s executed counterpart of this Subscription Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1           Disclosure.

(a)           “Material Adverse Effect” means a material adverse effect on (1) the business, results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided that Material Adverse Effect shall not be deemed to include the effects, to the extent such effects do not have a disproportionate impact on the Company as compared to other depository institution holding companies, of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes or proposed changes in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of all United States governmental or regulatory authorities (collectively, “Governmental Entities”), or (D) changes in the market price or trading volume of Common Shares (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change), or (2) the ability of the Company to consummate timely the Purchase and the other transactions contemplated by this Subscription Agreement and any other documents, agreements and instruments delivered in connection herewith, including the Notes and Warrants (collectively, the “Transaction Documents”).

(b)           “Previously Disclosed” means (1) information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, or its other reports and forms filed with the Securities and Exchange Commission (the “SEC”) under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after January 1, 2009 (the “SEC Reports”) and prior to the execution and delivery of this Agreement, (2) information contained in the Company’s Registration Statement on Form S-3, as amended (No. 333-153897), and any related prospectus or prospectus supplement, filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), (including, without limitation, the prospectus supplement dated May 14, 2009 and the prospectus dated December 1, 2008) (collectively, the “Securities Act Filings”) and, if applicable, (3) information provided pursuant to any confidentiality agreement between the Company and the Purchaser.

(c)           Each party acknowledges that it is not relying upon any representation or warranty not set forth in the Transaction Documents. The Purchaser is aware that it will bear the economic risk of an investment in the Purchased Securities.

(d)           All references to the “Knowledge” of the Company mean the actual knowledge after due inquiry of the Chief Executive Officer or Chief Financial Officer of the Company; all references to the “Knowledge” of the Purchaser mean the actual knowledge of the “executive officers” (as defined in Rule 3b-7 under the Exchange Act) of the Purchaser.

2.2           Representations and Warranties of the Company and the Bank. Except as Previously Disclosed, the Company and the Bank, jointly and severally, represent and warrant to the Purchaser that as of the date hereof (or such other date specified herein):

(a)           Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had or would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and each Subsidiary (as defined below) of the Company that is a “significant subsidiary” within the meaning of Rule 1-01(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.  The Bank is duly organized and validly existing as a New York State chartered bank, and its deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”).  When a reference is made in this Subscription Agreement to a Subsidiary of a person, the term “Subsidiary” means those corporations, banks, savings banks, associations and other entities of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

(b)           Capitalization.

(1)           As of the date hereof, the Company has (i) 35,000,000 authorized Common Shares, par value $0.01 per share, of which 14,858,522 shares are outstanding, and (ii) 1,000,000 authorized shares of preferred stock, par value $0.01 per share, of which no shares are outstanding.

(2)           All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(3)           All of the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

(4)           Except for the Rights (as hereinafter defined) issued pursuant to the Rights Agreement (as hereinafter defined) and awards of restricted Common Shares pursuant to the Company’s equity compensation and/or employee stock purchase plans, there are no options, warrants or other rights, agreements, arrangements or commitments to which the Company is a party or by which the Company is bound relating to the issued or unissued Common Shares of the Company. For purposes of this Agreement, “Rights” means the rights to purchase Common Shares of the Company issued pursuant to the Rights Agreement, and “Rights Agreement” means the Shareholder Protection Rights Agreement, dated as of September 23, 1997 and last amended as of February 6, 2008, by and between the Company and Mellon Investor Services LLC, setting forth the rights of the holders of Rights.

(c)           Authorization of Common Shares.  The Common Shares  to be issued upon the exercise of the Warrants have been duly authorized for issuance by the Company and, when duly issued and delivered by the Company against payment therefor in accordance with the Warrant, will be duly and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or other similar rights.

(d)           Authorization of Warrants. The Warrants have been duly authorized for issuance by the Company and, when issued and delivered as provided in this Subscription Agreement, will be duly and validly issued, fully paid and non-assessable, and the issuance thereof will not be subject to any preemptive or other similar rights.

(e)           Authorization of Subordinated Note Securities.  The Subordinated Note Securities have been duly authorized for issuance by the Bank, and, when duly issued, executed and authenticated in accordance with the Fiscal Agreement against payment therefor as provided in this Subscription Agreement and in the Fiscal Agreement, will constitute valid, legal and binding obligations of the Bank, enforceable against the Bank in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions (as defined below).

(f)           Authorization of this Subscription Agreement.  This Subscription Agreement has been duly authorized, executed and delivered by each of the Offerors, and assuming due authorization, execution and delivery of this Subscription Agreement by the Purchaser, this Subscription Agreement will constitute a valid, legal and binding agreement of each of the Offerors, enforceable against each of the Offerors in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”).

(g)           Authorization of Fiscal Agreement.  The Fiscal Agreement has been duly authorized, executed and delivered by the Bank, and assuming due authorization, execution and delivery of the Fiscal Agreement by the Fiscal and Paying Agent, the Fiscal Agreement will constitute a valid, legal and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

(h)           Company Financial Statements. The consolidated financial statements of the Company and its subsidiaries (including the related notes and supporting schedules) contained in the SEC Reports present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis.

(i)           No Material Adverse Effect. Since December 31, 2008, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(j)           Proceedings. As of the date of this Agreement, there is no litigation or similar proceeding or governmental proceeding pending or, to the Company’s Knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that the Company’s management believes, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, results of operation or financial condition of the Company and its subsidiaries taken as a whole.  Neither the Company nor the Bank is subject to or party to, or has received any notice or advice that either of them may become subject to,  any material cease and desist order, consent decree, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by any bank regulatory authority.

(k)           Compliance with Laws; Permits.

(1)           The Company is a bank holding company registered under the Bank Holding Company Act of 1956 (the “BHC Act”); the Company and each of its subsidiaries have conducted their businesses in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(2)           The Company and each Subsidiary have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Entities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the Knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absences, suspensions or cancellations, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect.

(l)           Reports.

(1)           Since December 31, 2008, the Company has timely filed all SEC Reports and, as of their respective filing dates, such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading.

(2)           Since December 31, 2008, the Company and each Subsidiary have filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the FDIC, the New York State Banking Department and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the Federal Reserve, the FDIC, the New York State Banking Department and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failures that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(m)           No General Solicitation or General Advertising. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Purchased Securities.

(n)           Properties.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all mortgages, pledges, security interests, claims, restrictions, liens, encumbrances and defects except such as are described in the SEC Reports or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries owns or otherwise has the right to use, all intellectual property rights, including all trademarks, trade names, service marks, domain names, patents, inventions, trade secrets, know-how, works of authorship and copyrights therein, that are used in the conduct of their existing business (“Proprietary Rights”) and (ii) neither the Company nor any of its subsidiaries is materially infringing, diluting, misappropriating or violating, nor has the Company or any of its subsidiaries received any written (or, to the knowledge of the Company, oral) communications alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by any other person.

(o)           Non-contravention.  The issue and sale of the Purchased Securities by the Company and the Bank and the compliance by the Company and the Bank with all of the provisions of this Subscription Agreement and the consummation of the transactions herein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in a Repayment Event (as defined below) under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or organizational certificate (as applicable) or bylaws of the Company or any statute or any order, rule or regulation of any federal, state, local or foreign court or governmental agency (each a “Governmental Entity”) or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for such conflicts, breaches, violations, defaults or Repayment Events that would not result in a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(p)           Tax Matters.  The Bank and Company have timely filed (taking into account any extensions of time within which to file) all federal, state and local tax returns required to be filed by either of them on or prior to the date hereof (all such returns being accurate and correct in all material respects) and have duly paid or made provisions for the payment of all federal, state and local taxes which have been incurred by or are due or claimed to be due from the Bank and the Company by any taxing authority on or prior to the date hereof other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined.  As of the date of this Subscription Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of the Bank and the Company.  The Bank and the Company have not received written notice from any authority in a jurisdiction where the Bank and the Company do not file tax returns that the Bank and the Company are subject to taxation in that jurisdiction.

(q)           Brokers.  Except for a placement agent fee payable to Sandler O’Neill & Partners, L.P., there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Bank for a brokerage commission, finder’s fee or other like payment as a result of the transactions contemplated by this Subscription Agreement.

2.3           Representations And Warranties Of The Purchaser. The Purchaser hereby represents and warrants to the Offerors that as of the date hereof:

(a)           The Purchaser understands and acknowledges that the Notes and Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale by the Offerors in one or more transactions not requiring registration under the Securities Act and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with (i) the transfer restrictions set forth in Article IV of this Subscription Agreement, and, in the case of the Warrants,  (ii) the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

(b)           The Purchaser represents and warrants that it is purchasing the Notes and Warrants for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Notes and Warrants pursuant to an exemption from registration available under the Securities Act or any other applicable securities law.

(c)           The Purchaser represents and warrants that Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Placement Agent”) is not acting as a fiduciary or financial or investment adviser for the Purchaser.  The Purchaser represents and warrants that the Offerors are not acting as a fiduciary or financial or investment adviser for the Purchaser.

(d)           The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agent or their respective advisors and agents.

(e)           The Purchaser acknowledges that it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Offerors and their subsidiaries, together with the representations and warranties of the Offerors set forth in the Transaction Documents, that the Purchaser considers sufficient for purposes of the Purchase.  The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Bank and the Company concerning the Bank’s and the Company’s financial condition and results of operations and the purchase of the Notes and Warrants, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary.

(f)           The Purchaser represents and warrants that it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under Regulation D promulgated under the Securities Act, and that:

(1)           the information contained in the Purchaser’s Confidential Purchaser Questionnaire is complete, accurate, and true in all respects.

(2)           the Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Purchased Securities.

(3)           the Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the securities purchased hereby.

(4)           the Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by it and that no public solicitation or advertisement with respect to the offering of the securities purchased hereby has been made to it.

(5)           no person has made any direct or indirect representation or warranty of any kind to the Purchaser with respect to the economic return which may accrue to the Purchaser.

(6)           the Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A promulgated under the Securities Act, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

(g)           The Purchaser represents and warrants that on each day from the date on which it acquires any Purchased Securities through and including the date on which it disposes of all such interests, either (i) it is not (a) an “employee benefit plan” (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) which is subject to the provisions of Part 4 of Subtitle B of Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an “ERISA Plan”), (b) any other “plan” (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”)) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a “Plan”), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or (d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (a “Similar Law”); or (ii) the purchase, holding and disposition of any such Notes by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

(h)           The Purchaser represents and warrants that the execution, delivery, and performance by the Purchaser of this Subscription Agreement are within the powers of the Purchaser, have been duly authorized by all necessary action on the part of the Purchaser, and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound; and, if the Purchaser is not an individual, will not violate any provision of the charter documents, bylaws, indenture of trust, or partnership agreement, as applicable, of the Purchaser. The signatures on the Subscription Agreement are genuine, and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms.  To the Purchaser’s Knowledge no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Purchaser in connection with the consummation by the Purchaser of the Purchase and the other transactions contemplated by the Transaction Documents.

(i)           The Purchaser certifies that, after giving effect to the Purchase, as of the date hereof, the Purchaser and all of its affiliates on an aggregate basis will not, assuming the immediate exercise of the Warrants beneficially own, control or have the power to vote 10% or more of the outstanding Common Shares.  The Purchaser does not have any agreement, arrangement or understanding with any person (other than the Company and any Permitted Transferee) to acquire, dispose of or vote any securities of the Company.

(j)           The Purchaser represents and warrants that it has been given access to information regarding the Offerors (including the opportunity to meet with officers of the Offerors) and have utilized such access to its satisfaction for the purpose of obtaining such information concerning the Offerors and the Purchased Securities as the Purchaser has deemed necessary to make an investment decision.

ARTICLE III

SURVIVAL

3.1           All representations, warranties, and covenants contained in this Subscription Agreement shall survive the delivery of the Purchased Securities to the Purchaser.

ARTICLE IV

TRANSFER RESTRICTIONS

4.1           The Purchaser shall not, directly or indirectly, transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of, or engage in a Hedging Transaction (as hereinafter defined) with respect to (collectively, “Transfer”), any of the Purchased Securities. For purposes of this Agreement, “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Purchased Securities; provided, however, that the foregoing prohibition on any Hedging Transaction shall not apply to transactions in the Company’s Common Shares after the first anniversary of the date hereof.

4.2           Notwithstanding Section 4.1, the Purchaser, and any other holder of the Purchased Securities pursuant to a Transfer permitted hereunder (a “Permitted Transferee”), shall be permitted to Transfer the Note or the Warrant only to persons who are institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) (“Institutional Accredited Investors”) of Regulation D promulgated by the Securities Exchange Commission under the Securities Act.  Any such Transfer must be made in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.  Any such Transfer shall be subject to the requirement that the Purchaser provide evidence to the reasonable satisfaction of the Offerors that the proposed transferee is an Institutional Accredited Investor.  A holder of Warrants must transfer such Warrants only in whole, and not in part.

4.3           The Purchaser understands and agrees that legends to the following effect will be placed on any certificate evidencing Notes issued to the Purchaser:

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THIS OBLIGATION IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF BANK OF SMITHTOWN (THE “ISSUER”) TO ITS DEPOSITORS AND TO THE ISSUER’S OTHER OBLIGATIONS TO ITS GENERAL AND SECURED CREDITORS, IS UNSECURED AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE ISSUER.

THE ISSUER MAY NOT RETIRE ANY PART OF THIS OBLIGATION WITHOUT THE PRIOR WRITTEN CONSENT OF THE FDIC AND THE SUPERINTENDENT OF THE NEW YORK BANKING DEPARTMENT.

ANY INSURED DEPOSITORY INSTITUTION WHICH SHALL BE A NOTEHOLDER OR WHICH OTHERWISE SHALL HAVE ANY BENEFICIAL INTEREST IN THIS NOTE SHALL BY ITS ACCEPTANCE HEREOF BE DEEMED TO HAVE WAIVED ANY RIGHT OF OFFSET WITH RESPECT TO THE INDEBTEDNESS EVIDENCED HEREBY.

THE NOTES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $250,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF NOTES IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH NOTES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTES.

THE NOTES REPRESENTED BY THIS INSTRUMENT MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER, EXERCISE AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED JUNE 29, 2009 BETWEEN THE ISSUER OF THESE NOTES AND THE INVESTOR REFERRED TO THEREIN, AND A FISCAL AND PAYING AGENCY AGREEMENT BETWEEN THE ISSUER AND WILMINGTON TRUST COMPANY DATED JUNE 29, 2009, COPIES OF WHICH ARE ON FILE WITH THE ISSUER. THE NOTES REPRESENTED BY THIS INSTRUMENT MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

CERTAIN ERISA CONSIDERATIONS:
THE HOLDER OF THIS NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING.  ANY PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF ANY OF THESE SUBORDINATED NOTES SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING SUCH SUBORDINATED NOTES.

4.4           The Purchaser understands and agrees that a legend to the following effect will be placed on any certificate or other instrument evidencing Warrants issued to the Purchaser:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER, EXERCISE AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED JUNE 29, 2009 BETWEEN THE ISSUER OF THESE SECURITIES AND THE PURCHASER REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID AB INITIO.

4.5           The Offerors may impose stop-transfer instructions with regard to the Notes and Warrants subject to compliance by the Purchaser with the restrictions on transfer set forth in foregoing sections of this Article IV.

ARTICLE V

REGISTRATION RIGHTS

5.1           Subject to the terms and conditions of this Subscription Agreement, the Company covenants and agrees to use commercially reasonable efforts to (A) prepare and file with the SEC a Shelf Registration Statement (as hereinafter defined) including a “base” prospectus covering the resale of all Registrable Securities no later than three months following the date hereof, (B) use its best efforts to cause such Shelf Registration Statement to become effective no later than six months following the date hereof, and (C) use its best efforts to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities (including by filing post-effective amendments to such Shelf Registration Statement (or a new Shelf Registration Statement if the initial Shelf Registration Statement expires)) for a period from the date of its initial effectiveness until the earlier of (x) six months following the seventh anniversary of the date hereof and (y) such time as there are no Registrable Securities remaining.  For the purpose of this Article V only, the term “Purchaser” shall include any person to whom the Warrants have been validly transferred under the terms of this Subscription Agreement and such Warrants.

5.1.1           Any registration pursuant to this Section 5.1 shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”), and any such registration shall be effected in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act.

5.1.2           The Company shall not be required to effect a registration pursuant to this Section 5.1: (A) with respect to securities that are not Registrable Securities; (B) with respect to the issuance of the Registrable Securities pursuant to the exercise of the Warrant; or (C) if the Company has notified the Purchaser that in the good faith judgment of the Chief Executive Officer of the Company, it would be materially detrimental to the Company or its securityholders for such registration to be effected at such time until the Chief Executive Officer of the Company shall have withdrawn such determination; provided that the Company may not exercise its right pursuant to this clause (C) for a continuous period of more than 45 days or for more than 90 days in any calendar year.

5.2           All Registration Expenses incurred in connection with any registration, qualification or compliance under Section 5.1 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Purchaser.

5.3           Whenever required to facilitate the resale of Registrable Securities from an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable, use commercially reasonable efforts to:

5.3.1           (A) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective Shelf Registration Statement and (B) subject to this Section 5.3, keep such prospectus supplement current for the period reasonably required to complete the distribution of such Registrable Securities.

5.3.2           Prepare and file with the SEC such amendments and supplements to the applicable Shelf Registration Statement and the prospectus or prospectus supplement used in connection with such Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities.

5.3.3           Furnish to the Purchaser and any underwriters such number of copies of the applicable Shelf Registration Statement and each such amendment or supplement thereto (including in each case all exhibits) and of a prospectus, including if required, any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities to be resold by them.

5.3.4           Register and qualify the securities covered by such Shelf Registration Statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by the Purchaser or any managing underwriter, to keep such registration or qualification in effect for so long as such Shelf Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by the Purchaser; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

5.3.5           Notify the Purchaser at any time when a prospectus relating to any Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

5.3.6           Give prompt written notice to the Purchaser:

(A)
when any Shelf Registration Statement filed pursuant to Section 5.1 or any amendment thereto has been filed with the SEC and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(B)	of any request by the SEC for amendments or supplements to any Shelf Registration Statement or the prospectus included therein or for additional information;

(C)	of the issuance by the SEC of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for that purpose;

(D)
of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or

(E)
of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to such registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

5.3.7           Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement referred to in Section 5.3.6 (C) at the earliest practicable time.

5.3.8           Except under the circumstances described in clause (A), (B) or (C) of Section 5.1.2, upon the occurrence of any event contemplated by Section 5.3.5 or 5.3.6 (E), prepare and furnish to the Purchaser, as soon as reasonably practicable, a reasonable number of copies of a prospectus supplemented or amended so that such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the SEC thereunder and shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

5.3.9      Procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities.

5.3.10    Cause all such Registrable Securities to be listed on each securities exchange, if any, on which Common Shares of the Company are then listed.

5.3.11    Timely provide to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act (which the Company may do by complying with Rule 158 under the Securities Act).

5.4           Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make use of such registration statement, prospectus or prospectus supplement inadvisable, the Purchaser shall discontinue disposition of Registrable Securities until the Purchaser has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Purchaser is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Purchaser shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Purchaser’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

5.5           The Purchaser’s registration rights as to any securities held by the Purchaser (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

5.6           The Purchaser shall not use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company.

5.7           It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 5.1 that the Purchaser, and its underwriters, if any, shall furnish to the Company a reasonable time before the Company’s proposed filing date for the Shelf Registration Statement and any required prospectus supplements such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

5.8           Indemnification Related to Registration.

5.8.1      If the Purchaser has any Registrable Securities included in a Shelf Registration Statement, the Company shall indemnify the Purchaser, each person who participates as a sales or placement agent or as an underwriter and each person, if any, that controls the Purchaser (including its directors and officers), sales or placement agent or underwriter within the meaning of the Securities Act (each, an “Investor Indemnitee”), against any losses, claims, damages or liabilities, joint or several, to which such Investor Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Investor Indemnitee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse such Investor Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Investor Indemnitee expressly for use therein; and provided, further, that the foregoing indemnity agreement contained in this Section 5.8.1 with respect to such Shelf Registration Statement or any preliminary, final or summary prospectus contained therein or furnished by the Company, or any amendment or supplement thereto, shall not inure to the benefit of any Investor Indemnitee from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, where (A) prior to the written confirmation of the sale of Registrable Securities to such person (the “Applicable Time”), the Company shall have notified such Investor Indemnitee that such Shelf Registration Statement or prospectus contains an untrue statement of a material fact or omits to state therein a material fact necessary in order to make the statements therein not misleading, (B) such untrue statement or omission of a material fact was corrected in a further amendment or supplement to such Shelf Registration Statement or prospectus and such Shelf Registration Statement or prospectus was provided to such Investor Indemnitee prior to the Applicable Time, (C) such corrected Shelf Registration Statement or prospectus (excluding any document incorporated by reference therein) was not conveyed by the Investor Indemnitee to such person at or prior to the contract for sale of the Registrable Securities to such person and (D) such loss, claim, damage or liability would not have occurred had such corrected Shelf Registration Statement or prospectus, or any amendment or supplement thereto (excluding any document incorporated by reference therein) been conveyed to such person as provided for in clause (C) above.

5.8.2      The Purchaser agrees to, and the Company may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 5.1 or to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to (A) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and all other holders of Registrable Securities (each, a “Company Indemnitee”), against any and all losses, claims, damages or liabilities to which any Company Indemnitee may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchaser or its agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser, or such agent or underwriter expressly for use therein, and (B) reimburse such Company Indemnitee for any legal or other expenses reasonably incurred by such Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action.

5.8.3.     If the indemnification provided for in Section 5.8.1 or 5.8.2 is unavailable to an Investor Indemnitee or Company Indemnitee (each, an “Indemnitee”) with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold such Indemnitee harmless as contemplated therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the Indemnitee in connection with the statements or omissions that resulted in such losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such Indemnitee, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.8.3 were determined by pro rata allocation (even if the indemnifying party or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5.8.3 The amount paid or payable by an indemnified party as a result of the losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.8.3, neither the Purchaser nor the Company shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by it from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten and distributed by it exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s, the Company’s and any underwriters’ obligations in this Section 5.8.3 to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by or on behalf of them and not joint.

5.9           Rule 144 Reporting. With a view to making available to the Purchaser or a Permitted Transferee the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(1)	remain in compliance with the reporting obligations under the Exchange Act; and

(2)
so long as the Purchaser or such Permitted Transferee owns any Registrable Securities, furnish to the Purchaser or such Permitted Transferee promptly upon request a written statement by the Company as to its compliance with the reporting requirements under Exchange Act.

5.10         As used in this Article V, the following terms shall have the following respective meanings:

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and (1) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement, or (2) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

“Registrable Securities” means Common Shares issuable upon the exercise of the Warrants; provided that, once issued, such Common Shares will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) they may be sold pursuant to Rule 144 under the Securities Act, (3) they shall have ceased to be outstanding, or (4) they have been sold in a private transaction. No Registrable Securities may be registered under more than one registration statement at any one time.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Article V, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show” and expenses of the Company’s independent accountants (including a commercially reasonable comfort letter to the extent the Registrable Securities are sold in an underwritten public offering), but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

“Selling Expenses” means all discounts, selling commissions, stock transfer taxes and fees and disbursements of counsel for the Purchaser applicable to the sale of Registrable Securities.

5.11         At any time, the Purchaser may elect to forfeit its rights set forth in this Article V from that date forward; provided that no such forfeiture shall terminate the Purchaser’s rights or obligations under Section 5.6 or Section 5.7.

5.12         The rights of the Purchaser to registration of Registrable Securities pursuant to this Article V may be assigned by the Purchaser to any person to whom the Warrants have been validly transferred under the terms of such Warrants.

ARTICLE VII

MISCELLANEOUS

6.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by confirmed facsimile transmission, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

To the Offeror :	Bank of Smithtown
100 Motor Parkway
Hauppauge, New York 11788
	Attention:	Anita M. Florek
Chief Financial Officer
Fax: (631) 360-9399

To the Purchaser:	At the address set forth on the signature page hereto.

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

6.2           This Subscription Agreement shall not be changed, modified or amended except in writing and signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3           Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligation of such Purchaser shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors and legal representatives.  The obligations of the parties may not be assigned except in the event of a merger, consolidation or other reorganization undertaken for a reason other than to assign a party’s obligation, under this Agreement.

6.4           This Subscription Agreement, together with the Note and the Warrant issued to the Purchaser, contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein; provided, however, that, if applicable, any confidentiality agreement between the Company and/or the Bank and the Purchaser shall remain in full force and effect except to the extent inconsistent with this Subscription Agreement.

6.5           The parties irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal court in or for the Eastern District of New York in connection with any action or proceeding arising out of or relating to this Subscription Agreement.

6.6           The Offerors will use their best efforts to keep the information provided in the Confidential Purchaser Questionnaire and this Subscription Agreement strictly confidential. The Offerors may present this Subscription Agreement and the information provided in the Confidential Purchaser Questionnaire to such parties as it deems advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering or if the contents hereof are relevant to any issue in any action, suit, or proceeding to which the Offerors are parties or by which the Offerors are or may be bound.

6.7           In the event of a dispute regarding this Subscription Agreement that results in litigation or arbitration, the prevailing party, as determined by the finder of facts, shall be entitled to an award of reasonable attorneys’ fees.

6.8           NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

6.9           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

6.10         This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.11         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the Offerors’ and the Purchaser’s rights and privileges shall be enforceable to the fullest extent permitted by law.

6.12         Except as required by law, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Purchaser without the prior consent of the Company.  The Company shall use commercially reasonable efforts to file with the SEC, as promptly as practicable after counter-execution and deliver of this Agreement by the Company, but no later than the time required by SEC Form 8-K, the material terms of this Agreement if that constitutes material non-public information with respect to the Company within the meaning of United States federal securities laws.

6.13         The Bank and the Company each agree that if, prior to August 1, 2009, the Bank and the Company shall issue (a “Subsequent Issuance”) to any unaffiliated investor a package of subordinated notes and warrants which includes either (i) subordinated notes carrying an interest rate in excess of 11% or (ii) warrants carrying an exercise price lower than $11.50, then the Bank and Company shall notify the Purchaser within five business days of such issuance that a Subsequent Issuance has occurred and provide the Purchaser with the opportunity during the 10-business day period following such notice to instruct the Offerors to modify Purchaser’s Notes and Warrants so that they contain terms which are substantially similar to those in the Notes and Warrants issued in the Subsequent Issuance.

Signatures appear on the following page

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ___ day of _____________, 2009.

Total principal amount of Notes subscribed for: $ _________________.

(fill in dollar amount)
(minimum subscription $250,000)

Total Warrants to be issued based upon 25,000 Warrants per $1,000,000 of Notes:  ________

Signature of Purchaser	Signature of Co-Purchaser, if any
(By Authorized Representative)

Typed/Printed Name of Purchaser	Typed/Printed Name of Co-Purchaser

Address	Address

City, State and Zip Code	City, State and Zip Code

Social Security or Federal Tax
Identification Number of Purchaser

Type of Ownership
(Check One):

Entities:

______ Corporation
______ Limited Liability Company
______ Limited Partnership
______ Trust
______ Pension or Profit Sharing Plan or Trust
______ Individual Retirement Account
______ Tax Exempt Organization
______ Estate
______ Other (Specify):

Subscription as to Notes having an aggregate principal amount of ________________ accepted as of the ___ day of ___________, 2009.                    (fill in dollar amount)

Total Warrants to be issued based upon 25,000 Warrants per $1,000,000 of Notes:  _____________

BANK OF SMITHTOWN

By:
Bradley E. Rock
Chairman, President and Chief Executive Officer

SMITHTOWN BANCORP, INC.

By:
Bradley E. Rock
Chairman, President and Chief Executive Officer